UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual general meeting of shareholders (the “Annual Meeting”) of the Company was held on June 6, 2023. Holders of 9,120,418 shares, representing 85.79% of our outstanding shares of common stock entitled to vote as of the record date for the Annual Meeting, participated in person or by proxy.

As explained in our proxy statement relating to the Annual Meeting:

•         In accordance with the Company’s Bye-Laws, directors are elected by a plurality of the votes cast. However, the Company has adopted a policy requiring that, in the event a nominee does not receive the affirmative vote of a majority of the shares voted in connection with his or her election, he or she must promptly tender his or her contingent resignation from the Board of Directors (the “Board”), which the Board will accept unless it determines that it would not be in the Company’s best interests to do so.

•         Approval of the other matters considered at the Annual Meeting required the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the meeting, with abstentions having the effect of votes against a proposal and broker nonvotes being disregarded in the calculation.

The matters voted upon at the Annual Meeting were:

A.	Election of Directors*

	Shares For	Shares Withheld	Nonvotes	Result
Tanya S. Beder	6,786,465	1,602,301	731,652	Elected
Anthony R. Chase	7,008,049	1,380,717	731,652	Elected
James R. Crane	7,579,661	809,105	731,652	Elected
John P. Kotts	7,149,781	1,238,985	731,652	Elected
Michael C. Linn	6,389,615	1,999,151	731,652	Elected
Anthony G. Petrello	7,508,899	879,867	731,652	Elected
John Yearwood	7,548,717	840,049	731,652	Elected

*All directors were elected by a majority of shares voted.

B.	Approval and Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor and Authorization for the Audit Committee To Set the Independent Auditor’s Remuneration

For	8,903,838
Against	209,197
Abstain	7,383

RESULT: Approved (97.70% For)

C.	Advisory Vote on Compensation of Named Executive Officers

For	3,324,246
Against	5,049,478
Abstain	15,042
Nonvotes	731,652

RESULT: Not Approved (39.69% For)

D.	Advisory Vote on Frequency of Future Votes to Approve Named Executive Officer Compensation

1 Year	7,367,592
2 Years	3,113
3 Years	638,812
Abstain	379,249
Nonvotes	731,652

RESULT: 1 Year (91.98%)

In light of the voting results on this advisory vote, and consistent with its recommendation to shareholders, the Board has decided that the Company will hold an advisory vote to approve the Company’s named executive officer compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabors Industries Ltd.

Date: June 9, 2023	By:	/s/Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary